    As filed with the Securities and Exchange Commission on February 23, 1996
                                                       Registration No. 33-72458

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            _______________________

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            _______________________

                             POLYPHASE CORPORATION
            (Exact name of registrant as specified in its charter)

                   NEVADA                                  23-2708876
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                  Identification No.)

          16855 DALLAS PARKWAY
             DALLAS, TEXAS                                   75248
(Address of principal executive offices)                  (Zip Code)

                            _______________________

                    STOCK OPTION AGREEMENT FOR JAMES RUDIS
                    STOCK OPTION AGREEMENT FOR BILL SHATLEY
                           (Full title of the plan)
                            _______________________

             PAUL A. TANNER                                 COPY TO:
  PRESIDENT AND CHIEF EXECUTIVE OFFICER             RONALD J. FRAPPIER, ESQ.
          POLYPHASE CORPORATION                       JENKENS & GILCHRIST
          16885 DALLAS PARKWAY                    A PROFESSIONAL CORPORATION
           DALLAS, TEXAS 75248                   1445 ROSS AVENUE, SUITE 3200
             (214) 732-0010                           DALLAS, TEXAS  75202
(Name, address and telephone number
including area code of agent for service)

                            _______________________

     This Post-Effective Amendment No. 1 to the Registration Statement will become effective automatically on the date of filing with the Securities and Exchange Commission, pursuant to the provisions of Rule 464 promulgated under the Securities Act of 1933, as amended.

                               EXPLANATORY NOTE

     On June 15, 1994, Polyphase Corporation, a Pennsylvania corporation ("Polyphase Pennsylvania"), effected a merger whereby Polyphase Pennsylvania merged with and into one of its wholly-owned subsidiaries for the primary purpose of reincorporating in Nevada. The surviving corporation in the merger is a Nevada corporation named Polyphase Corporation (the "Company") and is filing this post-effective amendment to Polyphase Pennsylvania's registration statement (the "Registration Statement") on Form S-8 (No. 33-72458) pursuant to Rule 414(d) promulgated under the Securities Act of 1933, as amended (the "Act"). The Company hereby expressly adopts the statements in the Registration Statement as its own registration statement for all purposes of the Act and the Securities and Exchange Act of 1934, as amended.

     In addition, the Company is updating the exhibits previously filed as a part of the Registration Statement. See Part II.

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. EXHIBITS

     (a)  Exhibits.

          The following documents are filed as a part of this registration statement:

EXHIBIT
NUMBER                                Document Description
-------                ------------------------------------------------
  4.1    --   Articles of Incorporation of the Company, as amended (incorporated by reference from Exhibits 4.1 and Exhibits 4.3 through 4.8 to the
              Company's registration statement on Form S-8 (No. 33-82008), filed with the Commission on July 27, 1994 (the "1994 Form S-8") and
              from Exhibit 4.9 to the Company's Registration Statement on Form
              SB-2 (No. 33-85334), filed with the Commission on October 19,
              1994, and from Exhibit 4.2 to the Company's Annual Report on Form
              10-K for the Fiscal Year ended September 30, 1995)

  4.2    --   Bylaws of the Company (incorporated by reference from Exhibit 4.2 to the 1994 Form S-8)

  4.3    --   Stock Option Agreement for James Rudis (incorporated by reference from Exhibit 10.5 to the Company's Registration Statement on Form
              8-B, filed with the Commission on August 27, 1994 (the "Form 8-
              B"))

  4.4    --   Stock Option Agreement for William E. Shatley (incorporated by reference from Exhibit 10.6 to the Form 8-B)

  4.5    --   Amendment to Stock Option Agreements for James Rudis and William
              E. Shatley

  5.1*   --   Opinion of Morgan F. Johnston, Esq.

 24.1*   --   Consent of Amper, Politziner & Mattia

 24.2*   --   Consent of Morgan F. Johnston, Esq. (contained in Exhibit 5.1)

_______________
*Previously filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf, thereunto duly authorized, in the City of Dallas, Texas, on February 22, 1996:

                           POLYPHASE CORPORATION


                           /s/ Paul A. Tanner
                           -----------------------------------------------------
                           Paul A. Tanner, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates included:

SIGNATURE                         CAPACITY                        DATE
---------                         --------                        ----

/s/ Paul A. Tanner          Chairman of the Board,           February 22, 1996
------------------------
Paul A. Tanner              President and Chief
                            Executive Officer
                            (Principal Executive Officer)


/s/ James Rudis             Executive Vice President and     February 22, 1996
------------------------
James Rudis                 a Director


/s/ William E. Shatley      Senior Vice President            February 22, 1996
------------------------
William E. Shatley          (Principal Accounting and
                            Financial Officer)


/s/ Michael F. Buck         Director                         February 22, 1996
------------------------
Michael F. Buck


/s/ George R. Schrader      Director                         February 22, 1996
------------------------
George R. Schrader

                                 EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIALLY
NUMBER                         DOCUMENT DESCRIPTION                NUMBERED PAGE
-------           ----------------------------------------------   -------------
 4.1      --   Articles of Incorporation of the Company, as
               amended (incorporated by reference from Exhibits
               4.1 and Exhibits 4.3 through 4.8 to the Company's
               registration statement on Form S-8 (No. 33-82008),
               filed with the Commission on July 27, 1994 (the
               "1994 Form S-8") and from Exhibit 4.9 to the
               Company's Registration Statement on Form SB-2
               (No. 33-85334), filed with the Commission on
               October 19, 1994, and from Exhibit 4.2 to the
               Company's Annual Report on Form 10-K for the
               Fiscal Year ended September 30, 1995)

 4.2      --   Bylaws of the Company (incorporated by reference
               from Exhibit 4.2 to the 1994 Form S-8)

 4.3      --   Stock Option Agreement for James Rudis
               (incorporated by reference from Exhibit 10.5 to
               the Company's Registration Statement on Form 8-B,
               filed with the Commission on August 27, 1994
               (the "Form 8-B"))

 4.4      --   Stock Option Agreement for William E. Shatley
               (incorporated by reference from Exhibit 10.6 to
               the Form 8-B)

 4.5      --   Amendment to Stock Option Agreements for James
               Rudis and William E. Shatley

 5.1*     --   Opinion of Morgan F. Johnston, Esq.

24.1*     --   Consent of Amper, Politziner & Mattia

24.2*     --   Consent of Morgan F. Johnston, Esq. (contained
               in Exhibit 5.1)

---------------
*Previously filed.